SUBSCRIPTION AND PURCHASE AGREEMENT

FOR

BOLLENTE COMPANIES, INC.

Number of Units Offered: 60
Price per Unit $50,000; Minimum Investment of 1 Unit
Maximum Aggregate Subscription: $3,000,000

Each Unit consists of:
One (1) 12% Senior Secured Convertible Promissory Note; and
50,000 Common Stock Purchase Warrants

Accredited Investors Only

_________________________________________________________________

ALL INFORMATION HEREIN WILL BE TREATED CONFIDENTIALLY
_________________________________________________________________

Investor(s)                                Russell J. Hooker

Sadie A. Hooker

Number of Units                                       1

Date Signed                                6/2/2016

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT is made by and between Bollente Companies, Inc., a Nevada corporation (the “Company”) and Russell J and Sadie A. Hooker (the “Investor”) (the Company and the Investor may be referred to collectively as the “Parties”).

Each unit to be sold by the Company hereunder consists of: (i) one (1) 12% Senior Secured Convertible Promissory Note with original principal amount of $50,000; and (ii) 50,000 Warrants to purchase Shares of the Company’s Common Stock at $1.50 per share through June 2, 2021.

In connection with the offering by the Company of up to $3,000,000 of 12% senior secured convertible promissory notes due June 2, 2018 (the “Notes”) and warrants to purchase shares of common stock of the Company (the “Warrants”), the Investor will advance the sum of $50,000 to the Company.

The Parties hereto agree as follows:

ARTICLE 1
THE SECURITIES

Section 1.01.  THE SECURITIES.

(a)           The Notes shall be in the form attached hereto, the terms of which are hereby incorporated herein as if such Notes were fully set forth herein; provided, however, that in the event of any conflict between the express provisions of the Notes and this Subscription Agreement, the provisions of the Notes shall control.  The Notes have one conversion provision:

(i)           The Notes are convertible at the option of the holder into Common Stock at any time prior to maturity at a conversion price of $1.00 per share.

(b)           For every $50,000 investment, the investor will receive one Warrant to purchase 50,000 shares of Common Stock at $1.50 per share substantially in the form set forth in the offering documents included with this Subscription Agreement (the “Warrant”). The Warrant shall have a term of five years and shall have net exercise provisions. In the event of any conflict between the express provisions of the Warrant and this Subscription Agreement, the provisions of the Warrant shall control.

Section 1.02.  LEGENDS; SECURITIES NOT REGISTERED UNDER THE SECURITIES ACT OF 1933

Neither the Note nor the Note Shares, the Warrants, nor the shares of Common Stock underlying the Warrants (the “Warrant Shares” and collectively with the Notes and the Note Shares, the Warrants and the Warrant Shares, the “Securities”) have been registered under the Securities Act of 1933, as amended (the “Act”).  Each of the Securities shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

This Offering is not a public offering and is intended to be made pursuant to exemptions from registration as set forth in Section 4(2) of the Act and Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) under the Act.  This Offering is also intended to be exempt from the registration requirements of various state securities laws as may be applicable.

Section 1.03.  CLOSING DATE.

The purchase and sale of the Securities will take place at one closing (the “Closing”) at the offices of the Company at a time and date as soon as practicable after all the conditions set forth in Articles III and IV hereof have been satisfied (“Closing Date”), or at such other location as the Investor and the Company shall agree.

Section 1.04.  DELIVERY.

The Investor shall deliver to the Company, the purchase price of the Securities and all documents in this package signed by the Investor.  The Company shall deliver to the Investor all documents in this package counter-signed by the Company.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.01.  INVESTOR REPRESENTATIONS AND WARRANTIES.

The Investor makes each and every one of the representations and warranties set forth in the document entitled Investor Representations and Warranties Agreement attached hereto and incorporated herein by this reference as if such document were set forth herein in its entirety.

Section 2.02.  COMPANY REPRESENTATIONS AND WARRANTIES.

The Company hereby represents, warrants and covenants to the Investor as follows:

(a)           The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its state of incorporation.  The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing and where failure to so qualify would have a material effect on the Company.  The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its businesses and the Company is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations concerning the business in which it is engaged except where the failure so to do business in compliance would not have a material adverse effect on the business of the Company.  The disclosures herein concerning the effects of federal, state and local regulation on the Company’s business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact.  The Company has all corporate power and authority to enter into this Agreement, the Note and the Warrant and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained or will have been obtained prior to each Closing Date.  No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the issuance of the Note, the Warrant or any securities issuable in respect of the Note or Warrant pursuant to this Agreement except with respect to applicable federal and state securities laws.

(b)           The Company is authorized to issue One Hundred Million (100,000,000) shares of common stock and Ten Million (10,000,000) Preferred Shares. As of April 13, 2016 the Company had Twenty Million Eight Hundred Eighteen Thousand One Hundred Eighty Six (20,818,186) issued and outstanding shares of common stock and Zero (0) shares of Preferred Stock. Except for the transactions contemplated by this Agreement, there are: (A) no outstanding warrants, options or rights to subscribe for or purchase any capital stock or other securities from the Company, (B) no voting trusts or voting agreements among, or irrevocable proxies executed by, stockholders of the Company, (C) no existing rights of stockholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities.

(c)           This Agreement and the attachments hereto have been duly and validly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent that the enforceability hereof or thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (B) limitations upon the power of a court to grant specific performance or any other equitable remedy, or (C) a finding by a court of competent jurisdiction that the indemnification provisions herein are in violation of public policy.  The Securities have been duly authorized and are, or in the case of the Note Shares and Warrant Shares, will be, upon the conversion or exercise therefor, validly issued, fully paid and non-assessable; all corporate action required to be taken for the authorization, issue and sale of such securities has been duly and validly taken; to the best knowledge of the Company, the Securities are not and will not be subject to the preemptive rights of any stockholder of the Company.

(d)           The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it, free and clear of all liens, claims, encumbrances, security interests and defects of any material nature whatsoever, except for Permitted Liens.  “Permitted Liens” means liens, claims, encumbrances, security interests and defects of any material nature whatsoever that are described herein or otherwise disclosed to the Investor.  Investor acknowledges and agrees that (i) Notes and (ii) Warrants are being sold in this offering.

(e)           There is no litigation or governmental proceeding pending or threatened against, or involving the properties or business of the Company which the Company believes would materially adversely affect the value or the operation of the properties or the business of the Company.

(f)           There has been no material adverse change in the condition or prospects for commercialization of the Company, financial or otherwise, as of the latest dates as of which such condition or prospects, respectively, are set forth in this Agreement; and the outstanding debt, the property and the business of the Company each conforms in all material respects to the descriptions thereof contained herein.

(g)           The Securities shall conform in all respects to all statements in relation thereto contained herein.

(h)           The Company is not in violation of its Articles of Incorporation or Bylaws.  Neither the execution and delivery of this Agreement, the Note or the Warrant, nor the issuance of the Note, the Note Shares upon conversion of the Note, the Warrant, the Warrant Shares upon exercise of the Warrant, nor the consummation of any of the transactions contemplated herein, in the Note or the Warrant, nor the compliance by the Company with the terms and provisions contained herein, or in the Note, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is subject; nor will such action result in any violation of the provisions of the Articles of Incorporation or the Bylaws of the Company, or any statute or any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company; except for any conflict, breach, default, lien, charge or encumbrance which does not have a material and adverse effect on the Company, any of its business, property or assets, or any transactions contemplated hereby or by the Note.

(i)           All taxes which are due and payable from the Company have been paid in full, and the Company does not have any material tax deficiency or claim outstanding, assessed, or proposed against it.

(j)           The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, other than Permitted Liens, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patents applications and licenses necessary to conduct and material to its business (including, without limitation any such licenses or rights described herein as being owned or possessed by the Company), and there is no material claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company’s businesses (including, without limitation, any such licenses or rights described herein as being owned or possessed by the Company); the Company’s current products, services and processes do not and will not infringe on any patents currently held by third parties.

(k)           None of the documents contained in this package contain any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.  All statements of material facts herein or therein (including, without limitation, any attachment, exhibit or schedule hereto or thereto) are true and correct as of the date hereof and will be true and correct on each Closing Date.

(m)           The minute books and corporate records of the Company contain a complete summary of all meetings and actions of the managers, members, officers, directors and stockholders of the Company since the time of its incorporation (and of any predecessor to the Company) and reflect all transactions referred to in such minutes accurately in all respects.

(n)           Subject to all applicable federal and state securities laws, the Company will facilitate all transfers between assignees of the Securities at the Company’s expense.

ARTICLE III
NOTICES

Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by facsimile transmission to the addresses of the Parties set forth below each Party’s signature on this Agreement.  The persons and addresses set forth below each Party’s signature on this Agreement may be changed from time to time by a notice sent as aforesaid.  If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Article, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient.  If notice is given by mail in accordance with the provisions of this Article, such notice shall be conclusively deemed given upon receipt and delivery or refusal.  If notice is given by facsimile transmission in accordance with the provisions of this Article, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

ARTICLE IV
MISCELLANEOUS

(a)           This Agreement shall be governed by and construed and interpreted in accordance with the laws of the state of Nevada applicable to contracts made and to be performed entirely therein, without giving effect to the rules of conflicts of law.  The Parties agree that the courts of the Clark County, State of Nevada shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

(b)           This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

(c)           This Agreement represents the entire agreement between the Parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings.  This Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

(d)           The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Agreement.

(e)           There are no unlicensed finder fees owed in connection with the sale of the Notes.

(f)           Each of the attachments hereto is hereby incorporated herein as if each of such attachments were fully set forth herein in its entirety.  Each of such attachments is hereby expressly made a part of this Agreement.

(g)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The Parties agree that this Agreement may be executed by facsimile or email signatures and such signatures shall be deemed originals.

(h)           All Parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

(i)           The term “days,” as used in this Agreement and in all documents contained in this package, refers to calendar days unless otherwise clearly indicated.

[SIGNATURE PAGES TO FOLLOW]

INDIVIDUAL

IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this

Agreement as of the 2nd day of June, 2016.

/S/ Russell J. Hooker                                                                                                /S/ Sadie A. Hooker

Signature (Individual)                                                                                 Signature (All record holders sign)

Russell J. Hooker                                                                                     Sadie A. Hooker

Name Typed or Printed                                                                                 Name Typed or Printed

Tax ID or Social Security Number                                                                                 Tax ID or Social Security Number

Address to Which Correspondence Should Be Directed

Street Address

City, State and Zip Code

Telephone Number

E-Mail Address

CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this

Agreement as of the ___ day of ____________, 2016.

Name of Entity                                                                           Signature (Authorized Signatory)

Federal Tax I.D.                                                                           Print Name (Authorized Signatory)

Address to Which Correspondence Should Be Directed

Street Address

City, State and Zip Code

Telephone Number

E-Mail Address

CERTIFICATE OF SIGNATORY

To be completed if Shares are being subscribed for by an entity.

I,                                                                                          , am the

(“Title”) of                                                                                                                  (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this                                                                                                    day of                                             ,

201              .

Signature (Authorized Signatory)

Print Name (Authorized Signatory)

ACCEPTANCE

This Subscription Agreement is accepted this  2nd day of June, 2016.

Bollente Companies, Inc.

/S/ Robertson J. Orr

Robertson J. Orr

President

Corporate Seal (optional):

MAY NOT BE OFFERED, SOLD TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

BOLLENTE COMPANIES, INC.,
A NEVADA CORPORATION

12% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE AND SECURITY AGREEMENT

Principal Amount $50,000                                                                                     Issue Date June 2, 2016

FOR VALUE RECEIVED, the undersigned, Bollente Companies, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of Russell J. Hooker and Sadie A. Hooker, or their assigns (the “Noteholder”), in lawful money of the United States of America, and in immediately payable funds, the principal sum of $50,000.  The principal hereof and any unpaid accrued interest thereon shall be due and payable on June 2, 2018 (the “Maturity Date”).

This Note (the “Note”) is one of a series of identical twelve percent (12%) senior secured convertible promissory note and security agreements (the “Promissory Notes”) issued or to be issued as part of an Offering being conducted by the Company in an aggregate principal amount of Three Million Dollars ($3,000,000). The Promissory Notes rank equally and ratably without priority over one another.

This Note has been issued pursuant to a Subscription Agreement of even date herewith between the Company and the Noteholder (the “Subscription Agreement”), which contains representations and warranties and additional covenants of the Company with respect to the Note.  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Subscription Agreement.  THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

1.           PAYMENTS.  The Company hereby promises to pay to the Noteholder, in lawful money of the United States of America, and in immediately payable funds, the principal sum of $50,000.  The principal hereof and any unpaid interest thereon shall be due and payable on the Maturity Date (unless such payment date is accelerated as provided in Section 4 hereof).  Payment of all amounts due hereunder shall be made at the address of the Noteholder provided for in the Subscription Agreement.  The Company further promises to pay simple interest at the rate of 12% per annum (“Interest”) on the outstanding principal balance hereof, such interest to be payable semi-annually and at the Maturity Date (prorated for any partial month).

2.           CONVERSION.  At any time prior to the payment in full of this Note, the outstanding principal amount of this Note, along with all accrued but unpaid Interest hereunder (the “Outstanding Balance”) may be converted by one of the following events:

(a)           The Outstanding Balance is convertible at the option of the holder into Common Stock at a conversion price of $1.00 per share.  In order to convert the Outstanding Balance, Noteholder shall deliver to the Company a written Election to Convert, a form of which is attached hereto as Exhibit A.  As soon as reasonably practicable upon receipt of the written Election to Convert, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Noteholder, and in such name or names as the Noteholder may designate, a certificate or certificates for the full number of Note Shares so purchased upon conversion of the Note.  Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of delivery of the Election to Convert, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

3.           SENIOR INDEBTEDNESS.  This Note is senior in the right of payment to all other indebtedness of the Company. For purposes of this Note, indebtedness shall mean and include the aggregate amount of, without duplication, (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principals), (iv) all obligations with respect to capital leases, (v) all guaranty obligations, and (vi) all reimbursement and any other payment obligations, contingent or otherwise, in respect of letters of credit.

Additionally, for the term of this Note the Company shall not issue any additional senior or parity debt or pay any shareholder cash dividends unless otherwise agreed to by the Noteholder.

4.           SECURITY INTEREST.  The Company hereby grants the Noteholder a security interest in all of the Company’s assets and property, whether now owned or hereafter acquired, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”), including, without limitation, all cash, equipment, inventory, accounts, notes, contracts, general intangibles and proceeds of any and all of the Collateral. The security interest created hereunder is pari passu with any other holder(s) of Notes.  This security interest is granted to secure the debt evidenced by this note and agreement. The Company will prepare and file a UCC financing statement in the state of Nevada, or whatever documents are necessary to perfect Noteholder’s security interest.

5.           DEFAULT.  The occurrence of any one of the following events shall constitute an Event of Default:

(a)           The non-payment, when due, of any principal or interest pursuant to this Note;

(b)           The material breach of any representation or warranty in this Note or in the Subscription Agreement.  In the event the Noteholder becomes aware of a breach of this Section 5(b), the Noteholder shall notify the Company in writing of such breach and the Company shall have ten days notice to effect a cure of such breach;

(c)           The material breach of any covenant or undertaking in this Note or in the Subscription Agreement, not otherwise provided for in this Section 5.  In the event the Noteholder becomes aware of a breach of this Section 5(c), the Noteholder shall notify the Company in writing of such breach and the Company shall have ten days notice to effect a cure of such breach;

(d)           A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any indebtedness of the Company or an event of default or similar event shall occur with respect to such indebtedness, if the effect of such default or event (subject to any required notice and any applicable grace period) would be to accelerate the maturity of any such indebtedness or to permit the holder or holders of such indebtedness to cause such indebtedness to become due and payable prior to its express maturity;

(e)           The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

(f)           The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute or any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 30 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 30 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

Upon the occurrence of any Event of Default, the Noteholder may, by written notice to the Company, declare all or any portion of the unpaid principal amount due to Noteholder, together with all accrued interest thereon, immediately due and payable.

6.           NOTICES.  Any notice, request, instruction, or other document required by the terms of this Note, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by facsimile transmission to the addresses of the Parties set forth below each Party’s signature on the Subscription Agreement.  The persons and addresses set forth below each Party’s signature on the Subscription Agreement may be changed from time to time by a notice sent as aforesaid.  If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient.  If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt and delivery or refusal.  If notice is given by facsimile transmission in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

7.           EXCLUSIVE JURISDICTION AND VENUE.  The Parties agree that the courts of the Maricopa County, State of Arizona shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

8.           GOVERNING LAW.                                            This Note shall be governed by and construed and interpreted in accordance with the laws of the state of Arizona applicable to contracts made and to be performed entirely therein, without giving effect to the rules and conflicts of law.

9.           CONFORMITY WITH LAW.  It is the intention of the Company and of the Noteholder to conform strictly to applicable usury and similar laws.  Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contract for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

10.           NOTICE OF RIGHT TO COUNSEL.  All Parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has signed and sealed this Note and delivered it on the 2nd of June, 2016.

COMPANY:

Bollente Companies, Inc.,
a Nevada corporation

/S/ Robertson J. Orr

By:  Robertson J. Orr
Its:  Chief Executive Officer

INVESTOR:

/S/ Russell J. Hooker

Signature

Russell J. Hooker
_______________________________
Print Name

/S/ Sadie A. Hooker

Signature

Sadie A. Hooker
_______________________________
Print Name

EXHIBIT A

FORM OF ELECTION TO CONVERT

The undersigned, the holder of the attached Note, hereby irrevocably elects to exercise their right to convert $_____________ of the Note into common shares of Bollente Companies, Inc., a Nevada corporation at $1.00, as more fully described in the Note, and requests that the certificates for such securities be issued in the name of, and delivered to, Robertson J. Orr whose address is 8800 N. Gainey Center Dr., Suite 270, Scottsdale, AZ 85258.

Dated:__________________________                                                                SIGNATURE:

(Signature must conform in all respects to name
of Noteholder as specified in the Note)

(Social Security or Federal Tax I.D.
Number of Noteholder)

IF NOTE IS HELD JOINTLY, BOTH PARTIES MUST SIGN:

(Signature must conform in all respects to name
of Noteholder as specified in the Note)

(Social Security or Federal Tax I.D.
Number of Joint Noteholder)

INVESTOR REPRESENTATIONS AND WARRANTIES AGREEMENT

This INVESTOR REPRESENTATIONS AND WARRANTIES AGREEMENT (“Agreement”), dated as of June 2, 2016, is by and between Bollente Companies, Inc., a Nevada corporation (the “Company”), and Russel J. and Sadie A. Hooker (the “Investor”) (the Company and the Investor may be referred to collectively as the “Parties”).

ARTICLE 1
RECITALS

This Agreement is being made pursuant to an Offering of up to $3,000,000 of 12% Senior Secured Convertible Promissory Note Units. Each Unit consists of: (i) one (1) 12% Senior Secured Convertible Promissory Note (the “Note”) with original principal amount of $50,000 and (ii) 50,000 Warrants to purchase Shares of the Company’s Common Stock at $1.50 per share through June 2, 2021 (the “Warrant”). The Note and the Warrant has been issued pursuant to a Subscription Agreement of even date herewith between the Company and the holder of the Note (the “Subscription Agreement”), which contains representations and warranties and additional covenants of the Company with respect to the Note.  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Subscription Agreement.  THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents and warrants that:

(a)      Investor acknowledges that the Securities are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144”), that the Securities will include the restrictive legend set forth in Section 1.02 of the Subscription Agreement, and, except as otherwise set forth in the Subscription Agreement, that the Securities cannot be sold unless registered with the United States Securities and Exchange Commission (“SEC”) and qualified by appropriate state securities regulators, or unless Investor otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

(b)      Investor has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Securities.  Investor represents that Investor is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment.  Investor has reviewed the Subscription Agreement, the Note, and the Disclosure Documents with care.  Additionally, Investor has had a full opportunity to inspect the books and records of the Company and to make any and all inquiries of Company officers and directors regarding the Company and its business as Investor has deemed appropriate.

(c)      Investor is an “Accredited Investor” as defined in Regulation D of the Securities Act of 1933 (the “Act”) or Investor, either alone or with Investor’s professional advisers who are unaffiliated with, have no equity interest in and are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has sufficient knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in the Securities offered by the Company and of making an informed investment decision with respect thereto and has the capacity to protect Investor’s own interests in connection with Investor’s proposed investment in the Securities.

(d)      Investor is acquiring the Securities solely for Investor’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Securities.

(e)      Investor will not sell or otherwise transfer the Securities without registration under the Act or an exemption therefrom and fully understands and agrees that Investor must bear the economic risk of Investor’s purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

ARTICLE 3
MISCELLANEOUS

 (a)                 This Agreement shall be governed by and construed and interpreted in accordance with the laws of the state of Nevada applicable to contracts made and to be performed entirely therein, without giving effect to the rules of conflicts of law.  The Parties agree that the courts of the Maricopa County, State of Arizona shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

(b)      This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

(c)      This Agreement represents the entire agreement between the Parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings.  This Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

(d)      The warranties and representations of the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing.

(e)      The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Agreement.

(f)      There are no unlicensed finder fees owed in connection with the sale of the Note.

(g)      The terms of the Offering and of the Notes may only be amended or modified by the agreement of Investor subscribing for and/or holders of a majority of the outstanding principal amount of the Notes.

(h)      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The Parties agree that this Agreement may be executed by facsimile signatures and such signatures shall be deemed originals.

(i)      All Parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Agreement as of the 2nd day of June, 2016.

COMPANY:

Bollente Companies, Inc.,
a Nevada corporation

/S/ Robertson J. Orr
__________________________________________
By: Robertson J. Orr
Its:  Chief Executive Officer

INVESTOR:

PLEASE CHECK ONE:

As an individual, I certify that I am an “accredited investor” because:

X         I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year; OR

______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence).

Print name:

/S/ Russell J. Hooker

By:  Russell J. Hooker

/S/ Sadie A. Hooker

By:  Sadie A. Hooker

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

BOLLENTE COMPANIES, INC.

WARRANT AGREEMENT
To Purchase Shares of Common Stock

No. 03	Issue Date: June 2, 2016

THIS CERTIFIES that, for value received, Russell J. Hooker and Sadie A. Hooker (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof, to subscribe for and purchase from, BOLLENTE COMPANIES, INC., a California corporation (the “Company”), 50,000 of the fully paid non-assessable shares of the Company’s common stock (“Common Stock”) at a purchase price of $1.50 per share, provided that such right will terminate, if not terminated earlier in accordance with the provisions hereof, at 5:00 p.m. (Pacific time) on the fifth year anniversary of the issuance of this Warrant (the “Expiration Date”).  The purchase price and the number of shares for which this warrant (the “Warrant”) is exercisable are subject to adjustment, as provided herein.  The Warrants being sold and issued pursuant to this agreement shall be evidenced by the warrant certificate attached as Annex A hereto (the “Warrant Certificate”).  This Warrant was issued in connection with a Subscription Agreement of even date herewith between the Company and Holder (the “Subscription Agreement”) for the sale of (i) a note bearing interest at the rate of 12% per annum, on the principal amount of $50,000 (the “Note”), and (ii) this Warrant to purchase shares of the Company’s common stock, and is subject to the terms of the Subscription Agreement; provided, however, that any that any conflict between the provisions of this Warrant and the Subscription Agreement, the provisions of this Warrant shall control.  Capitalized terms used and not otherwise defined herein will have the respective meanings ascribed to such terms in the Subscription Agreement.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Company” shall include Bollente Companies, Inc., and any entity which shall succeed or assume the obligations of Bollente Companies, Inc., hereunder.

(b)           The term “Warrant Shares” includes (i) the Company’s common stock and (ii) any other securities into which or for which any of the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)           The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

(d)           The term “Exercise Price” shall be $1.50 per share, subject to adjustment pursuant to the terms hereof.

(e)           The  “Fair Market Value” of one share shall be defined as the average closing price of the common stock for the ten trading days prior to the date of exercise of this Warrant (the “Average Closing Price”), as reported by any over-the-counter electronic quotation system; provided, however, that if the common stock is listed on a national securities exchange, the Fair Market Value shall be the Average Closing Price on such exchange for the ten trading days prior to the date of exercise of the Warrant.  If the shares of common stock are/were not traded during the ten trading days prior to the date of the exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such ten trading day period. If the shares of Common Stock are/were not traded for longer than ten trading days prior to the date of the exercise, of if the shares were never publicly traded prior to the date of the exercise, the Fair Market Value of a Warrant Share shall be determined in good faith by the Company’s Board of Directors.

1.	Number of Shares Issuable upon Exercise.

Unless sooner terminated in accordance herewith, from and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, the number of Warrant Shares set forth on the first page of this Warrant, subject to adjustment pursuant hereto, by delivery of an original or fax copy of the exercise notice on the reverse side of the warrant certificate attached hereto as Annex A  (the “Notice of Exercise”) along with payment to the Company of the Exercise Price.  The company is obligated to provide ten business days written notice to the Holder of the expiration of the warrant by US mail at the Holder’s address of record and by email.

2.      Exercise of Warrant.

(a)           The purchase rights represented by this Warrant are exercisable by the registered Holder hereof, in whole at any time or in part from time to time by delivery of the Notice of Exercise duly completed and executed at the office of the Company in Arizona (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company), and upon payment of the Exercise Price of the shares thereby purchased (in the manner provided in Section 2(d) hereof); whereupon the Holder of this Warrant shall be entitled to receive a certificate for the number of Warrant Shares so purchased; provided that the Company will place on each certificate a legend substantially the same as that appearing on this Warrant, in addition to any legend required by any applicable state or federal law. If this Warrant is exercised in part, the Company will issue to the Holder hereof a new Warrant upon the same terms as this Warrant but for the balance of Warrant Shares for which this Warrant remains exercisable.  The Company agrees that upon exercise of this Warrant the Holder shall be deemed to be the record owner of the Warrant Shares issued upon exercise as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.  This Warrant will be surrendered at the time of exercise or if lost, stolen, misplaced, or destroyed, the Holder will comply with Section 7 below.

(b)           Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder hereof within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

(c)           The Company covenants that all Warrant Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all preemptive rights, taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue which shall be paid by the Company in accordance with Section 4 below).

(d)           In order to exercise this Warrant with respect to all or any part of the Warrant Shares for which this Warrant is at the time exercisable, Holder (or any other person or persons exercising the Warrant) must take the following actions:

(i)           Execute and deliver to the Company a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Annex A; and

(ii)           Pay the aggregate Exercise Price for the Warrant Shares in one or more of the following forms:

(A)           Cash, check, or wire transfer; or

(B)           A promissory note payable to the Company, but only to the extent authorized by the Company.

3.           No Fractional Shares.

The Company shall not be required to issue fractional Warrant Shares upon the exercise of this Warrant or to deliver Warrant Certificates which evidence fractional Warrant Shares.  In the event that a fraction of a Warrant Share would, except for the provisions of this Section 3, be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Fair Market Value of the Warrant Share.

4.           Charges, Taxes, and Expenses.

Issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant, or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder of this Warrant, the Company may require, as a condition thereto, that the transferee execute an appropriate investment representation as may be reasonably required by the Company.

5.           No Rights as Shareholders.

This Warrant does not entitle the Holder hereof to any voting rights or other rights as a Shareholder of the Company prior to the exercise hereof.

6.           Exchange and Registry of Warrant.

This Warrant is exchangeable, upon the surrender hereof by the registered Holder at the above-mentioned office or agency of the Company, for a new Warrant or Warrants aggregating the total Warrant Shares of the surrendered Warrant of like tenor and dated as of such exchange.  The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant.  This Warrant may be surrendered for exchange, transfer, or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.           Loss, Theft, Destruction, or Mutilation of Warrant.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor (but with no additional rights or obligations) and dated as of such cancellation, in lieu of this Warrant.

8.           Saturdays, Sundays, Holidays, etc.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9.           Cash Distributions.

No adjustment on account of cash dividends or interest on the Company’s Common Stock or Other Securities that may become purchasable hereunder will be made to the Exercise Price under this Warrant.

10.           Consolidation, Merger, or Sale of the Company.

If the Company is a party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company’s obligations under this Warrant.  Upon consummation of such transaction, the Warrants shall automatically become exercisable for the kind and amount of securities, cash, or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, or transfer if the holder had exercised the Warrant immediately before the effective date of such transaction.  As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the Warrant to, concurrently with the consummation of such transaction, assume the Company’s obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 10.

11.           Adjustments for Stock Splits, Combinations, etc.

The number of shares and class of capital stock purchasable under this Warrant are subject to adjustment from time to time as set forth in this Section 11.

(a)           Adjustment for change in capital stock.  If the Company:

(i)           pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock;

(ii)           subdivides its outstanding shares of Common Stock into a greater number of shares;

(iii)           combines its outstanding shares of Common Stock into a smaller number of shares;

(iv)           makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

(v)           issues by reclassification of its shares of Common Stock any shares of its capital stock;

then the number and classes of shares purchasable upon exercise of each Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action.

For a dividend or distribution the adjustment shall become effective immediately after the record date for the dividend or distribution.  For a subdivision, combination, or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination, or reclassification.

If after an adjustment the Holder, upon exercise of a Warrant, may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock.  After such allocation, that portion of the Exercise Price applicable to each share of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Warrant.  Notwithstanding the allocation of the Exercise Price between or among shares of capital stock as provided by this Section 11(a), a Warrant may only be exercised in full by payment of the entire Exercise Price currently in effect.

(b)           The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holders of this Warrant against impairment.

12.           Certificate as to Adjustments.

In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 16 hereof).

13.           Reservation of Stock Issuable on Exercise of Warrant.

The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

14.           Assignment; Exchange of Warrant.

Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered Holder hereof (a “Transferor”) with respect to any or all of the shares underlying this Warrant.  On the surrender for exchange of this Warrant, together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor’s counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of Warrant Shares called for on the face or faces of the Warrant so surrendered by the Transferor; and provided further, that upon any such transfer, the Company may require, as a condition thereto, that the Transferee execute an appropriate investment representation as may be reasonably required by the Company.

15.           Rule 144 Rights.

The Company will provide any and all legal opinions required for the removal of the restrictive legend from any stock certificate(s) issued upon exercise of this Warrant under Rule 144, at the Company’s expense.  The Company shall process any request for removal of the restrictive legend within ten business days.  If the Company fails to process any legal request for removal of restrictive legends for more than ten business days after receipt of a written request to do so, the Company shall pay the Holder or stockholder, as applicable, a cash penalty of 1% per day of the Fair Market Value of the securities whose legends were requested to be removed.

16.           Warrant Agent.

The Company may, by written notice to each Holder of a Warrant, appoint an agent for the purpose of issuing Warrant Shares (or Other Securities) on the exercise of this Warrant pursuant to Section 2, exchanging this Warrant pursuant to Section 14, and replacing this Warrant pursuant to Section 7, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

17.           Notices, etc.

Any notice pursuant to this Warrant by the Company or by a Holder or a holder of Warrant Shares shall be in writing and shall be deemed to have been duly given if delivered personally, or if mailed by certified mail, postage prepaid, or transmitted by facsimile, to the parties at the addresses or facsimile numbers set forth below.

(a)           Holder Address.  If to the Holder or the holder of Warrant Shares, addressed to him, her or it at the address set forth below such party’s signature on the Subscription Agreement, as it may be amended by the Holder or the holder of Warrant Shares from time to time by written notice to the Company.

(b)           Company Address.  If to the Company addressed to it at 8800 N. Gainey Dr., Suite 270, Scottsdale, AZ 85258, Attention: Robertson J. Orr, CEO.

All such notices and other communications will (i) if delivered personally to the address as provided in this Section 17, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 17, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 17, be deemed given upon receipt (in each case regardless of whether such notice is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section 17).  Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

18.           Notices of Record Date.

In case,

(a)           The Company takes a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive a dividend, distribution or any other rights;

(b)           There is any capital reorganization of the Company, reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or consolidation or merger of the Company with or into another corporation which does not constitute a sale of the Company; or

(c)           There is a voluntary or involuntary dissolution, liquidation, or winding up of the Company;

then, and in any such case, the Company shall cause to be mailed to the Holder, at least 20 business days prior to the date hereinafter specified, a notice stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up.

19.           Amendments and Supplements.

(a)           The Company may from time to time supplement or amend this Warrant without the approval of any Holders in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interest of the Holder.  All other supplements or amendments to this Warrant must be signed by the party against whom such supplement or amendment is to be enforced.

(b)           Notwithstanding Section 19(a), the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

20.           Investment Intent.

Holder represents and warrants to the Company that Holder is acquiring the Warrants for investment and with no present intention of distributing or reselling any of the Warrants.

21.           Certificates to Bear Language.

The Warrants and the Warrant Shares issuable upon exercise thereof shall bear the following legend by which Holder shall be bound:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

Certificates for Warrants or Warrant Shares without such legend shall be issued if such Warrants or Warrant Shares are sold pursuant to an effective registration statement under the Act, or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act.

22.           Miscellaneous.

(a)           This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws.  The Company and the Holder hereby submit to the exclusive jurisdiction of the Courts of the County of Maricopa, State of Arizona for the resolution of all legal disputes arising under the terms of this Warrant.  The Company and the Holder agree to waive trial by jury.

(b)           If any action or proceeding is brought by the Company on the one hand or by the Holder on the other hand to enforce or continue any provision of this Warrant, the prevailing party’s costs and expenses, including its reasonable attorney’s fees, in connection with such action or proceeding shall be paid by the other party.

(c)           In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant.

(d)           The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized as of the date first written above.

BOLLENTE COMPANIES, INC.,
a Nevada corporation

/S/ Robertson J. Orr

 By: Robertson J. Orr
Its: Chief Executive Officer

HOLDER

/S/ Russell J. Hooker

By: Russell J. Hooker

/S/ Sadie A. Hooker

By: Sadie A. Hooker